                                                                    Exhibit 32.2

                    Certification of Chief Financial Officer
              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

I, Jeanne Prayther, the Chief Financial Officer of Daleen Technologies, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Form 10-Q of the Company for the three months ended June 30, 2003 (the "Form 10-Q") fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 14, 2003




/s/ JEANNE PRAYTHER
-----------------------------
Jeanne Prayther
Chief Financial Officer





This certification accompanies the Form 10-Q and shall not be treated as having been filed as part of the Form 10-Q.